Exhibit 10.89
BROCADE COMMUNICATIONS SYSTEMS, INC.
1999 STOCK PLAN
(as amended and restated on October 21, 2005)
     1. Purposes of the Plan. The purposes of this 1999 Stock Plan are:
•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.
     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
          (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.
          (c) “Board” means the Board of Directors of the Company.
          (d) “Code” means the Internal Revenue Code of 1986, as amended.
          (e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.
          (f) “Common Stock” means the common stock of the Company.
          (g) “Company” means Brocade Communications Systems, Inc., a Delaware corporation.
          (h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
          (i) “Director” means a member of the Board.
          (j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
          (k) “Employee” means any individual, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual (i) is on any bona fide leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
          (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
          (n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
          (o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (p) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.
          (q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (r) “Option” means a stock option granted pursuant to the Plan.
          (s) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
          (t) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.
          (u) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.
          (v) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.
          (w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (x) “Plan” means this 1999 Stock Plan.
          (y) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.
          (z) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.
          (aa) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
          (bb) “Section 16(b)” means Section 16(b) of the Exchange Act.
          (cc) “Service Provider” means an Employee, Director or Consultant.
          (dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
          (ee) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.
          (ff) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,607,000 Shares [60,856,000 Shares as adjusted for three 2:1 stock splits effective on or prior to 12/21/00], plus an annual increase to be added on the first day of the Company’s fiscal year beginning in 2000 equal to the lesser of (i) 5,000,000 shares [40,000,000 shares as adjusted for three 2:1 stock splits effective on or prior to 12/21/00], (ii) 5% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.
     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.
     4. Administration of the Plan.
          (a) Procedure.
               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.
               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.
               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.
               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.
          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
               (i) to determine the Fair Market Value;
               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;
               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;
               (iv) to approve forms of agreement for use under the Plan;
               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
               (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;
               (vii) to institute an Option Exchange Program;
               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;
               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;
               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.
          (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.
     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
     6. Limitations.
          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.
          (c) The following limitations shall apply to grants of Options:
               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1.5 million Shares.
               (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1.5 million Shares which shall not count against the limit set forth in subsection (i) above.
               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.
               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.
     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
     9. Option Exercise Price and Consideration.
          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
               (i) In the case of an Incentive Stock Option
                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.
          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.
          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:
               (i) cash;
               (ii) check;
               (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
               (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;
               (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;
               (vi) any combination of the foregoing methods of payment; or
               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.
          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.
     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.
     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Stock Purchase Rights.
          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.
          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.
          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.
          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.
     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.
     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.
          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.
          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.
     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.
     15. Amendment and Termination of the Plan.
          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.
     16. Conditions Upon Issuance of Shares.
          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

Brocade Communications Systems, Inc.
Notice of Grant of Stock Options	ID: 77-0409517
and Option Agreement	1745 Technology Drive
San Jose, CA 95110

Name:	Option Number:
Address:	Plan: 1999 ID:

Effective [DATE], you have been granted a(n) Non-Qualified Stock Option to buy [SHARES] shares of Brocade Communications Systems, Inc. (the Company) stock at $[PRICE] per share.
The total option price of the shares granted is $[PRICE].
Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Brocade Communications Systems, Inc.	Date

[EMPLOYEE NAME]	Date

CONSENT OF SPOUSE
     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Spouse of Optionee

BROCADE COMMUNICATIONS SYSTEMS, INC.
1999 STOCK PLAN
EXERCISE NOTICE
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose CA 95110
Attention: Secretary
     1.      Exercise of Option. Effective as of today,                     ,                     , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Brocade Communications Systems, Inc. (the “Company”) under and pursuant to the Brocade Communications Systems, Inc. 1999 Stock Plan (the “Plan”) and the Stock Option Agreement dated,                      (the “Option Agreement”). The purchase price for the Shares shall be $                    , as required by the Option Agreement.
     2.      Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.
     3.      Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
     4.      Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in [Section 13] of the Plan.
     5.      Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
     6.      Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

Submitted by:	Accepted by:

PURCHASER:	BROCADE COMMUNICATIONS SYSTEMS, INC.

Signature	Signature

Print Name	Print Name & Title

Address:	Address:

Brocade Communications Systems, Inc. 1745 Technology Drive San Jose CA 95110

Date Received

BROCADE COMMUNICATIONS SYSTEMS, INC.
1999 STOCK PLAN
NOTICE OF GRANT OF STOCK PURCHASE RIGHT
[Name of Purchaser]:
     You have been granted the right to purchase Common Stock of Brocade Communications Systems, Inc. (the “Company”), subject to your ongoing status as a Service Provider (as described in the Plan) and the forfeiture provision and other terms and conditions set forth in the attached Restricted Stock Purchase Agreement, as follows:

Grant Number

Date of Grant

Purchase Price Per Share	$0.001 per share (par value)

Fair Market Value on Grant Date	$

Total Number of Shares
Subject to This Stock Purchase Right

Expiration Date:
     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company’s representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1999 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

Purchaser:	Brocade Communications Systems, Inc.

Signature	Signature

Print Name	Print Name

Title

EXHIBIT A-1
1999 STOCK PLAN
RESTRICTED STOCK PURCHASE AGREEMENT
     Unless otherwise defined herein, the defined terms in this Restricted Stock Purchase Agreement shall have the same meanings as defined in the 1999 Stock Plan (the “Plan”).
     WHEREAS the Purchaser named in the Notice of Grant (the “Purchaser”) is a Service Provider, and the Purchaser’s continued participation is considered by the Company to be important for the Company’s continued growth; and
     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the “Agreement”).
     NOW THEREFORE, the parties agree as follows:
     1.      Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company’s Common Stock (the “Shares”), at the per Share purchase price and as otherwise described in the Notice of Grant.
     2.      Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.
     3.      Forfeiture. Except as provided and subject to the provisions of Section 4(d) of this Agreement and Section 13 of the Plan, and only in the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before the Restriction Period lapses with respect to all of the Shares (see Section 4), all of the Shares which constitute Unreleased Shares shall be automatically forfeited by the Purchaser (without any further consideration or notice from the Company), effective upon the date of such termination (as determined by the Company). Upon forfeiture of the Unreleased Shares, the Company shall become the legal and beneficial owner of the Shares which constitute Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares.
     4.      Vesting of Shares and Expiration of Restriction Period.
          (a)      Except as provided by and subject to the provisions of Section 4(d) of this Agreement and Section 13 of the Plan, upon the second anniversary of the Date of Grant, the Restriction Period shall lapse with respect to one hundred percent (100%) of the Shares. On such anniversary or such earlier period under Section 4(d) below and Section 13 of the Plan, all of the Shares shall be vested as to the Purchaser and no longer subject to forfeiture to the Company.
          (b)      Any of the Shares subject to the Restriction Period that have not yet vested are referred to herein as “Unreleased Shares.”
          (c)      The Shares with respect to which the Restriction Period has expired shall be delivered to the Purchaser upon the expiration of the Restriction Period. (See Section 7.)
          (d)      If Purchaser’s employment with the Company (or any Parent or Subsidiary of the Company) is terminated by the Company (or the Parent or Subsidiary of the Company) without Cause or by Purchaser for Good Reason in Connection with a Change of Control, then the Restriction Period shall lapse with respect to one hundred percent (100%) of the Shares as of the date of Purchaser’s termination of employment with the Company (or any Parent or Subsidiary of the Company).
     5.      Definitions.
          (a)      Cause. For purposes of this Agreement, “Cause” means (i) Purchaser’s willful and continued failure to perform the duties and responsibilities of his position that is not corrected within a thirty (30) day correction period that begins upon delivery to Purchaser of a written demand for performance from the Board that describes the basis for the Board’s belief that Purchaser has not substantially performed his duties; (ii) any act of personal dishonesty taken by Purchaser in connection with his or her responsibilities as an employee of the Company with the intention or reasonable expectation that such may result in substantial personal enrichment of Purchaser; (iii) Purchaser’s conviction of, or plea of nolo contendre to, a felony that the Board reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business, or (iv) Purchaser materially breaching Purchaser’s Confidential Information Agreement, which breach is (if capable of cure) not cured within thirty (30) days after the Company delivers written notice to Purchaser of the breach.
          (b)      Change of Control. “Change of Control” shall mean the occurrence of any of the following events:
     (i)      the consummation by the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
     (ii)     the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

     (iii)      any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or
     (iv)      a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transactions described in subsections (i), (ii), or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
          (c)      Disability. For purposes of this Agreement, Disability will have the same defined meaning as in the Company’s long-term disability plan.
          (d)      Good Reason. For purposes of this Agreement, “Good Reason” means the occurrence of any of the following, without Purchaser’s consent: (i) a material reduction of Purchaser’s duties, title, authority or responsibilities in effect immediately prior to a Change of Control; (ii) a reduction in Purchaser’s base salary or target annual cash incentive compensation; (iii) the failure of the Company to obtain the assumption of the Agreement by the successor, or (iv) the Company requiring Purchaser to relocate his or her principal place of business or the Company relocating its headquarters, in either case to a facility or location outside of a thirty-five (35) mile radius from Purchaser’s current principal place of employment; provided, however, that Purchaser only will have Good Reason if the event or circumstances constituting Good Reason specified in any of the preceding clauses is not cured within thirty (30) days after Purchaser gives written notice to the Board. Purchaser’s actions approving any of the foregoing changes (that otherwise may be considered Good Reason) will be considered consent for the purposes of this Good Reason definition.
          (e)      In Connection with a Change of Control. For purposes of this Agreement, a termination of Purchaser’s employment with the Company is “in Connection with a Change of Control” if Purchaser’s employment is terminated within twelve (12) months following a Change of Control.
     6.      Restriction on Transfer. Except for the escrow described in Section 7 or the transfer of the Shares to the Company contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the Restriction Period expires with respect to such Shares in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     7.      Escrow of Shares.
          (a)      To ensure the availability for delivery of the Unreleased Shares upon forfeiture, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company’s Restriction Period expires. As a further condition to the Company’s obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.
          (b)      The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.
          (c)      Upon forfeiture of the Unreleased Shares pursuant to this Agreement, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.
          (d)      Upon forfeiture of the Unreleased Shares, the Escrow Holder shall promptly cause the certificate representing the Shares which constitute the Unreleased Shares to be delivered to the Company. If the Restriction Period lapses with respect to a portion or all of the Shares, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the Shares no longer subject to forfeiture and delivered to the Purchaser free of any legend or restriction, subject to Applicable Laws.
          (e)      Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Restriction Period, there is any (i) stock dividend, stock split or other change in the Shares, or (ii) merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Shares” for purposes of this Agreement and subject to the Restriction Period (to the extent the Shares would have otherwise been subject to the Restriction Period).
     8.      Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal, state or other securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE COMPANY.
     9.      Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.
     10.      Withholding of Taxes; Tax Consequences.
          (a)      Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares, whether or not such Shares represent Unreleased Shares, may be released from the escrow established pursuant to Section 7, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Purchaser with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Purchaser to satisfy such tax withholding obligation, in whole or in part by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Purchaser through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount required to be withheld. Notwithstanding the foregoing, if the Purchaser fails to make other arrangements satisfactory to the Company for the payment of any required tax withholding obligations hereunder at the time any Shares are scheduled to vest pursuant to Section 4 (or otherwise give rise to tax withholding obligations by the employer and employee with respect to such Shares), Purchaser hereby authorizes and directs the Company to withhold and cancel on each vesting date (or other applicable date) that number of Shares, rounded up to the nearest whole share, equal to the amount of the employer and employee tax withholdings and other applicable payroll taxes with respect to such tax withholding event based, divided by the closing price of the Company’s common stock on the vesting (or other applicable) date. With respect to the Shares withheld and cancelled by the Company for tax withholding purposes, such Shares shall be returned to the Company, the Company shall be deemed to be the legal and beneficial owner of such Shares, and the Company shall have the right to retain and transfer such Shares to its own name for cancellation.
          (b) The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of

the date any restrictions on the Shares lapse. In this context, “restriction” includes the forfeiture provision pursuant to Section 3 of the Agreement. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Restriction Period lapses by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.
          THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER ASKS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER’S BEHALF.
     11.      General Provisions.
          (a)      This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.
          (b)      Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.
     Any notice to the Escrow Holder shall be sent to the Company’s address with a copy to the other party hereto.
          (c)      The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants, obligations and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
          (d)      Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.
          (e)      The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f)      PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARTENT OR SUBSIDIARY EMPLOYING OR RETAINING PURCHASER) AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER AND OTHER THAN AS SET FORTH IN SECTION 4(d) HEREOF OR SECTION 13 OF THE PLAN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PURCHASER) TO TERMINATE PURCHASER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser’s signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:

PURCHASER:	BROCADE COMMUNICATIONS SYSTEMS, INC.

Signature	Signature

Print Name	Print Name

Title

EXHIBIT A-2
ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED I,                                         , hereby sell, assign and transfer unto                                          (                    ) shares of the Common Stock of Brocade Communications Systems, Inc. (the “Company”) standing in my name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned dated                     , ___.
Dated:                     , _____

Signature:
     INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to facilitate the forfeiture and transfer of any Unreleased Shares as set forth in the Agreement without requiring additional signatures on the part of the Purchaser.

EXHIBIT A-3
JOINT ESCROW INSTRUCTIONS
                    , __
[Escrow Agent Name]
[Escrow Agent Address]
Dear                     :
     As Escrow Agent for both Brocade Communications Systems, Inc., a Delaware corporation (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:
     1. In the event of the forfeiture of any Shares as set forth in the Agreement, Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock forfeited in accordance with the terms of the Agreement.
     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.
     4. Upon written request of the Purchaser, but no more than once per calendar year, to the extent the Restriction Period has lapsed with respect to any Shares, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Restriction Period. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited by Purchaser pursuant to the terms of this Agreement.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.
     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.
     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.
     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose CA 95110

PURCHASER:	At the address set forth following his or her signature

ESCROW AGENT:	[Escrow Agent Name]
[Escrow Agent Address]
     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

Very truly yours,

BROCADE COMMUNICATIONS SYSTEMS, INC.

Signature

Print Name

Title

PURCHASER:

Signature

Print Name

Address:

ESCROW AGENT:

[Escrow Agent Name]

Signature:

Print Name:

Title:

EXHIBIT A-4
CONSENT OF SPOUSE
     I,                                         , spouse of                                         , have read and approve the foregoing Restricted Stock Purchase Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of the right to purchase shares of Brocade Communications Systems, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.
Dated:                     , _____

Signature of Spouse

EXHIBIT A-5
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:

ADDRESS:

IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:

TAXABLE YEAR:
2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of Brocade Communications Systems, Inc. (the “Company”).

3.	The date on which the property was transferred is: , .

4.	The property is subject to the following restrictions:

The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ .

6.	The amount (if any) paid for such property is: $ .
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	, ___
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:	, ___
Spouse of Taxpayer

BROCADE COMMUNICATIONS SYSTEMS, INC.
1999 STOCK PLAN
NOTICE OF GRANT OF STOCK PURCHASE RIGHT
[Name of Purchaser]:
     You have been granted the right to purchase Common Stock of Brocade Communications Systems, Inc. (the “Company”), subject to your ongoing status as a Service Provider (as described in the Plan) and the forfeiture provision and other terms and conditions set forth in the attached Restricted Stock Purchase Agreement, as follows:

Grant Number

Date of Grant

Purchase Price Per Share		$0.001 per share (par value)

Fair Market Value on Grant Date	$

Total Number of Shares Subject to This
Stock Purchase Right

Expiration Date:
     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company’s representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1999 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

Purchaser:	Brocade Communications Systems, Inc.

Signature	Signature

Print Name	Print Name

Title

EXHIBIT A-1
1999 STOCK PLAN
RESTRICTED STOCK PURCHASE AGREEMENT
     Unless otherwise defined herein, the defined terms in this Restricted Stock Purchase Agreement shall have the same meanings as defined in the 1999 Stock Plan (the “Plan”).
     WHEREAS the Purchaser named in the Notice of Grant (the “Purchaser”) is a Service Provider, and the Purchaser’s continued participation is considered by the Company to be important for the Company’s continued growth; and
     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the “Agreement”).
     NOW THEREFORE, the parties agree as follows:
     1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company’s Common Stock (the “Shares”), at the per Share purchase price and as otherwise described in the Notice of Grant.
     2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.
     3. Forfeiture. Except as provided and subject to the provisions of Section 13 of the Plan, and only in the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before the Restriction Period lapses with respect to all of the Shares (see Section 4), all of the Shares which constitute Unreleased Shares shall be automatically forfeited by the Purchaser (without any further consideration or notice from the Company), effective upon the date of such termination (as determined by the Company). Upon forfeiture of the Unreleased Shares, the Company shall become the legal and beneficial owner of the Shares which constitute Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares.
     4. Vesting of Shares and Expiration of Restriction Period.
          (a) Except as provided by and subject to the provisions of Section 13 of the Plan, upon the second anniversary of the Date of Grant, the Restriction Period shall lapse with respect to one hundred percent (100%) of the Shares. On such anniversary or such earlier period under Section 13 of the Plan, all of the Shares shall be vested as to the Purchaser and no longer subject to forfeiture to the Company.

          (b) Any of the Shares subject to the Restriction Period that have not yet vested are referred to herein as “Unreleased Shares.”
          (c) The Shares with respect to which the Restriction Period has expired shall be delivered to the Purchaser upon the expiration of the Restriction Period. (See Section 7.)
     5. [Intentionally Omitted].
     6. Restriction on Transfer. Except for the escrow described in Section 7 or the transfer of the Shares to the Company contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the Restriction Period expires with respect to such Shares in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.
     7. Escrow of Shares.
          (a) To ensure the availability for delivery of the Unreleased Shares upon forfeiture, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company’s Restriction Period expires. As a further condition to the Company’s obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.
          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.
          (c) Upon forfeiture of the Unreleased Shares pursuant to this Agreement, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.
          (d) Upon forfeiture of the Unreleased Shares, the Escrow Holder shall promptly cause the certificate representing the Shares which constitute the Unreleased Shares to be delivered to the Company. If the Restriction Period lapses with respect to a portion or all of the Shares, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the Shares no longer subject to forfeiture and delivered to the Purchaser free of any legend or restriction, subject to Applicable Laws.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Restriction Period, there is any (i) stock dividend, stock split or other change in the Shares, or (ii) merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Shares” for purposes of this Agreement and subject to the Restriction Period (to the extent the Shares would have otherwise been subject to the Restriction Period).
     8. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal, state or other securities laws):
          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE COMPANY.
     9. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.
     10. Withholding of Taxes; Tax Consequences.
          (a) Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares, whether or not such Shares represent Unreleased Shares, may be released from the escrow established pursuant to Section 7, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Purchaser with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Purchaser to satisfy such tax withholding obligation, in whole or in part by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Purchaser through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount required to be withheld. Notwithstanding the foregoing, if the Purchaser fails to make other arrangements satisfactory to the Company for the payment of any required tax withholding obligations hereunder at the time any Shares are scheduled to vest pursuant to Section 4 (or otherwise give rise to tax withholding obligations by the employer and employee with respect to such Shares), Purchaser hereby authorizes and directs the Company to withhold and cancel on each vesting date (or other applicable date) that number of Shares, rounded up to the nearest whole share, equal to the amount of the employer and employee tax withholdings and other applicable payroll taxes with respect to such tax withholding event based, divided by the closing price of the Company’s common stock on the vesting (or other applicable) date. With respect to the Shares withheld and cancelled by the Company for tax withholding purposes, such Shares shall be returned to the Company, the Company shall be deemed to be the legal and beneficial owner of such Shares, and the Company shall have the right to retain and transfer such Shares to its own name for cancellation.
          (b) The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the forfeiture provision pursuant to Section 3 of the Agreement. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Restriction Period lapses by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.
          THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER ASKS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER’S BEHALF.
     11. General Provisions.
          (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.
          (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                    Any notice to the Escrow Holder shall be sent to the Company’s address with a copy to the other party hereto.
          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants, obligations and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
          (d) Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.
          (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.
          (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARTENT OR SUBSIDIARY EMPLOYING OR RETAINING PURCHASER) AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER AND OTHER THAN AS SET FORTH IN SECTION 13 OF THE PLAN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PURCHASER) TO TERMINATE PURCHASER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser’s signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:

PURCHASER:	BROCADE COMMUNICATIONS SYSTEMS, INC.

Signature	Signature

Print Name	Print Name

Title

EXHIBIT A-2
ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED I,                                                                                 , hereby sell, assign and transfer unto                                                                                                        (                    ) shares of the Common Stock of Brocade Communications Systems, Inc. (the “Company”) standing in my name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                                                              to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned dated                                          ,                     .
Dated: _______________, _____
Signature:______________________________
     INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to facilitate the forfeiture and transfer of any Unreleased Shares as set forth in the Agreement without requiring additional signatures on the part of the Purchaser.

EXHIBIT A-3
JOINT ESCROW INSTRUCTIONS
________, __
[Escrow Agent Name]
[Escrow Agent Address]
Dear                                         :
     As Escrow Agent for both Brocade Communications Systems, Inc., a Delaware corporation (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:
     1. In the event of the forfeiture of any Shares as set forth in the Agreement, Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock forfeited in accordance with the terms of the Agreement.
     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.
     4. Upon written request of the Purchaser, but no more than once per calendar year, to the extent the Restriction Period has lapsed with respect to any Shares, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Restriction Period. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited by Purchaser pursuant to the terms of this Agreement.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.
     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.
     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.
     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose CA 95110

PURCHASER:	At the address set forth following his or her signature

ESCROW AGENT:	[Escrow Agent Name]
[Escrow Agent Address]
     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

Very truly yours,

BROCADE COMMUNICATIONS SYSTEMS, INC.

Signature

Print Name

Title

PURCHASER:

Signature

Print Name

Address:

     ESCROW AGENT:
     [Escrow Agent Name]

Signature:

Print Name:

Title:

EXHIBIT A-4
CONSENT OF SPOUSE
     I,                                          , spouse of                                         , have read and approve the foregoing Restricted Stock Purchase Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of the right to purchase shares of Brocade Communications Systems, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.
Dated:                                        ,

Signature of Spouse

EXHIBIT A-5
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:

ADDRESS:

IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:

TAXABLE YEAR:
2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of Brocade Communications Systems, Inc. (the “Company”).

3.	The date on which the property was transferred is: , .

4.	The property is subject to the following restrictions:

The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
$ .

6.	The amount (if any) paid for such property is:
$ .
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	, ___
Taxpayer
The undersigned spouse of taxpayer joins in this election.

Dated:	, ___
Spouse of Taxpayer